                                                                    Exhibit 10.5

                                                                       EXECUTION

                AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
                ----------------------------------------------

          THIS AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (this "Agreement")
                                                                     ---------
is made as of July 1, 1999, by and among Anthony Crane Rental Holdings, L.P., a Pennsylvania limited partnership (the "Partnership"), ACR Management, L.L.C., a
                                       -----------
Delaware limited liability company and the sole general partner of the Partnership (the "General Partner") and each of the securityholders from time to
                  ---------------
time a party hereto (the "Securityholders").  Capitalized terms used but not
                          ---------------
otherwise defined herein are defined in Section 8 hereof or in the Partnership Agreement referred to below.

          Certain of the Securityholders are parties to a Securityholders Agreement, dated as of July 21, 1998 (the "Old Agreement").
                                           -------------

          The Partnership, the General Partner and the Securityholders desire to enter into this Agreement for the purposes of, among others, amending and restating the Old Agreement, adding certain new Securityholders as parties to this Agreement and making certain newly-issued securities of the Partnership subject to this Agreement and to restrict the sale, assignment, transfer, encumbrance or other disposition of the Securities.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1.  Restrictions on Transfer of Securities.
    --------------------------------------

(1)  Transfer of Securities.  No holder of Other Securities shall sell,
     ----------------------
     transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in such holder=s Securities (a "Transfer"), except
                                                       --------
     pursuant to (i) Section 1(b) or 1(d) hereof, (ii) a Public Sale, (iii) a Liquidity Event pursuant to Section 5, (iv) a repurchase pursuant to the Executive Agreements or (v) the consent of the Board; provided that the
                                                           -------- ----
     applicable requirements of Sections 2 and 3 (if any) are also satisfied.

(2)  Participation Rights.
     --------------------

(1)  If one or more of the Bain Group  (the "Transferring Securityholders")
                                             ----------------------------
     desires to Transfer all or any portion of any class of its Securities to any Person(s), they must first deliver to all of the other holders of such class of Securities (the "Other Securityholders") a written notice (the
                               ---------------------
     "Sale Notice") in which the prospective Transferring Securityholders state
     ------------
     the price and other material terms and conditions on which they propose to effect such Transfer of Securities, or portion thereof, and the identity of the proposed Transferee(s). For purposes of this Section 1(b), a

     Transfer by the Bain Group shall include a transfer by the holders of the equity securities of the Bain Group and a transfer of any securities which has the economic effect of a Transfer of the equity securities of the Bain Group and such transfers will be deemed to be a Transfer by the Bain Group for purposes of determining the rights of Other Securityholders under this
     Section 1(b). Each Other Securityholder to whom such a Sale Notice is given may within 15 days following receipt of the Sale Notice, give to the Partnership, the General Partner and the Transferring Securityholders a written notice ("Tag-Along Notice") indicating that it desires to
                      ----------------
     participate in such Transfer. If any Other Securityholders have elected to participate in such Transfer, each of the Transferring Securityholders and such Other Securityholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms and conditions, a number of Securities of such class equal to the product of (A) the quotient determined by dividing the number of Securities of such class owned by such person by the aggregate number of Securities of such class owned by the Transferring Securityholders and the Other Securityholders participating in such Transfer and (B) the number of Securities of such class to be sold in the contemplated Transfer (the "Pro Rata Share"). Notwithstanding the
                                     --------------
     foregoing, in the event that the Transferring Securityholders intend to Transfer more than one class of Securities, the Other Securityholders participating in such Transfer shall be required to sell in the contemplated Transfer a pro rata portion of all such classes of Securities (to the extent such Other Securityholders own any such other classes of Securities), which portion shall be determined in the manner set forth immediately above.

               For example (by way of illustration only), if the Sale Notice
               -----------------------------------------
               contemplated a sale of 100 Class A Common Units by the Transferring Securityholders, and if the Transferring Securityholders at such time owns 30% of the Class A Common Units and if one Other Securityholder elects to participate and owns 20% of the Class A Common Units, the Transferring Securityholders would be entitled to sell 60 Class Common A Units (30% / 50% x 100 units) and the Other Securityholder would be entitled to sell 40 Class A Common Units (20% / 50% x 100 units).

(2) The Transferring Securityholders will use reasonable efforts to obtain the agreement of the prospective Transferee(s) to the participation of the Other Securityholders in any contemplated Transfer, and the Transferring Securityholders will not Transfer any of their Securities to the prospective Transferee(s) unless (A) simultaneously with such transfer, the prospective Transferee or Transferees purchase from the Other Securityholders the Securities which the Other Securityholders are entitled to sell to such prospective Transferee(s) pursuant to paragraph 1(b)(i) above or (B) simultaneously with such transfer, the Transferring Securityholders purchase (on the same terms and conditions on which such Securities were sold to the transferee(s)) the number of Securities of such class from the Other Securityholders which the Other Securityholders would have been entitled to sell pursuant to paragraph 1(b)(i) above.

(3)  Transfers by Certain Indirect Owners.  Each holder of Other Securities that
     ------------------------------------
     is not an individual shall not permit (i) the issuance of additional interests in such holder or (ii) any Transfer of any interest of any Indirect Owner in such holder. Notwithstanding the foregoing, any Indirect Owner of such holder or of another Indirect Owner may Transfer its interest in such holder or other Indirect Owner to another Indirect Owner of a holder or to a Permitted Transferee or, provided that one or more Permitted Transferees at all times controls such holder or Indirect Owner, an interest in such holder or Indirect Owner may be transferred to a charitable organization; provided that the restrictions contained in this
                              -------- ----
     Section 1(c) will continue to apply to such securities following such Transfer and the Permitted Transferees thereof will be required, prior to the effectiveness of such Transfer, to execute a written agreement in form and substance satisfactory to the Board pursuant to which such Permitted Transferees acknowledge and agree to be bound by the Transfer restrictions contained in this Agreement (including, without limitation, this Section 1(c)). To the extent such securities are certificated, the certificates evidencing the equity securities of such holder and each Indirect Owner will be stamped or otherwise imprinted with a legend referencing the restrictions on transfer contained in this Section 1(c).

(4)  Permitted Transfers.  The restrictions contained in this Section 1 shall
     -------------------
     not apply with respect to any Transfer of Securities (i) in the case of any natural Person, pursuant to applicable laws of descent and distribution or among such Person's Family Group, (ii) in the case of a Carlisle Entity, to its stockholders or members, (iii) in the case of any other Person, among its Affiliates or (iv) to a Person each Indirect Owner of which is a Permitted Transferee (transferees permitted pursuant to clauses (i), (ii),
     (iii) and (iv) above are together referred to herein as "Permitted
                                                              ---------
     Transferees"); provided that the restrictions contained in this Section 1
     -----------    -------- ----
     shall continue to be applicable to such Securities after any such Transfer; and provided further that the applicable requirements
                        -------- -------
     specified in Sections 2 and 3 in connection with such Transfer shall have been satisfied. A Person's "Family Group" means such Person's (or if
                                  ------------
     such Person is not an individual then such Person shall refer to the ultimate individual beneficial owners of such Person) grandparents, spouse and descendants (whether natural or adopted) of such grandparents and spouses of any of them, and any trust or other entity or other vehicle formed primarily for the benefit of such Person and/or any of such Person's spouse and/or descendants. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

(5)  Management Group Transfers.  On or before June 30, 1999, the Bain Group is
     --------------------------
     specifically authorized to sell (or grant options to purchase) to persons who are employees of or who have performed services for the Partnership up to a 20% interest in the Common Units and a 20% interest in the Membership Interests, at a purchase price equal to the cost to the Bain Group of such interests on July 22, 1998. The participation rights set forth in paragraph (b) above shall not apply to any Transfer of Securities described in this paragraph (e).

(6)  Termination of Restrictions.  The restrictions set forth in this Section 1
     ---------------------------
     shall continue with respect to each Security until the earlier of (i) the consummation of a Liquidity Event pursuant to Section 5 or (ii) the consummation of a QPO. If the consummation of a Transfer pursuant to this
     Section 1 would cause a Liquidity Event to occur, the provisions of Section 5 (as opposed to this Section 1) shall control such Transfer.

2.  Additional Restrictions on Transfer.
    -----------------------------------

(1)  Restricted Securities Legend.  The Securities have not been registered
     ----------------------------
     under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. To the extent such Securities have been certificated, each certificate evidencing Securities and each certificate issued in exchange for or upon the Transfer of any Securities (if such securities remain Securities as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ____________ AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF JULY 22, 1998, AS AMENDED AND MODIFIED FROM TIME TO TIME, AMONG THE ISSUER (THE "PARTNERSHIP"), AND CERTAIN INVESTORS, AND THE PARTNERSHIP RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE PARTNERSHIP TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

The Partnership and/or the General Partner shall imprint such legend on certificates (if any) evidencing Securities. The legend set forth above shall be removed from the certificates (if any) evidencing any Securities which cease to be Securities in accordance with the definition thereof. Notwithstanding the foregoing, to the extent the Securities are not certificated, the Partnership Agreement will contain a legend in substantially the form stated above.

(2)  Opinion of Counsel.  No holder of Securities may Transfer any Securities
     ------------------
     (except pursuant to an effective registration statement under the Securities Act or to a Permitted Transferee or pursuant to Section 4 or 5 hereof) without first delivering to the Partnership and the General Partner an opinion of counsel (reasonably acceptable in form and substance to the Board) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer.

(3)  Transfers by the Bain Group.  If any member of the Bain Group sells any
     ---------------------------
     Common Units, or securities into which such Common Units are reorganized (except for sales to Affiliates and sales to employees of the Partnership), the Company shall contemporaneously redeem, or a member of the Bain Group or an independent third party selected by the Bain Group shall purchase, with such redemption or purchase being at the option of the holders thereof, a corresponding percentage of the Partnership's outstanding Class A Preferred Units and Class B Preferred Units (or preferred stock into which such Preferred Units are reorganized upon an IPO), along with any accrued yield or dividends thereon, which percentage shall be determined by dividing the number of Common Units (or their equivalent) to be transferred by the Bain Group by the aggregate number of Common Units (or their equivalent) owned by the Bain Group as of the date hereof.

3.  Transfer.  Prior to Transferring any Securities (other than pursuant to a
    --------
Liquidity Event pursuant to Section 5, a Public Sale or an IPO), the Securityholder making such Transfer shall cause the prospective Transferee to be bound by this Agreement, the Partnership Agreement (if the prospective Transferee is admitted as a substituted partner under the Partnership Agreement), the LLC Agreement (if the prospective Transferee is admitted as a substituted partner under the Partnership Agreement), the Registration Rights Agreement and any other agreements executed by holders of Units and Membership Interests relating to such Units and Membership Interests in the aggregate (collectively, the "Other Agreements") and if the prospective Transferee is
                    ----------------
acquiring Securities subject to an Executive Agreement, the provisions of such Executive Agreement relating to equity securities, including the repurchase thereof, and to execute and deliver to the Partnership, the General Partner and the other holders of Securities counterparts of this Agreement, the Partnership Agreement (if the Prospective Transferee is admitted as a substituted partner under the Partnership Agreement), the LLC Agreement (if the Prospective Transferee is admitted as a substituted member under the LLC Agreement), the Registration Rights Agreement, the applicable Other Agreements and if applicable an acknowledgment as to the provisions of such Executive Agreement relating to equity securities. Any Transfer or attempted Transfer of any Securities in violation of any provision of this Agreement shall be void, and the Partnership or the General Partner, as the case may be, shall not record such Transfer on its books or treat any purported Transferee of such Securities as the owner of such securities for any purpose.

4.  Public Offering.
    ---------------

(1) If at any time the Board approves a public offering of any of the equity securities of the Partnership to be registered under the Securities Act (an "IPO") or the requisite percentage of holders (the "Requisite Holders")
      ---                                                -----------------
     otherwise request the Partnership to make a public offering of equity securities of the Partnership pursuant to the Registration Rights Agreement, the holders of Securities and the Partnership will take all necessary or desirable actions in connection with the consummation of such registered offering approved by the Board and, to the extent not inconsistent therewith, the Requisite Holders. It is the intent that immediately prior to, and contingent upon the consummation of, the initial registered offering of equity securities of the Partnership, whether or not pursuant to the immediately preceding sentence and whether pursuant to a sale by the Partnership or by any Securityholder, (i) a Delaware corporation will be incorporated (the "Company"), and (ii) the equity
                                            -------
     securities of the Partnership, except for those securities redeemed pursuant to Section 4(d) hereof, will be recapitalized or reorganized (whether by merger, exchange, contribution, a combination of the foregoing or otherwise) into a single class of common stock of the Company, where all holders will receive such common stock in a manner described in Code
     Section 351 (or successor provision or a similar nonrecognition Code provision), and in which all Securityholders are eligible to be treated as direct or indirect transferors under Code Section 351 (or successor provision or a similar nonrecognition Code provision). Such recapitalization, reorganization or exchange will be effected in such a manner so that, immediately thereafter, the Securityholders hold only securities of the same class as the securities that are to be offered to the public in such offering. The securities to be so held by the Securityholders will be allocated, to the extent practicable, among the Securityholders (or additional securities will be issued to one or more Securityholders) so that, immediately after such recapitalization, reorganization or exchange, each Securityholder holds securities having an aggregate value equal to the amount which such Securityholder would have received if, immediately prior to such recapitalization, reorganization or exchange, the Partnership had distributed to its Securityholders an aggregate amount equal to the aggregate value of the securities which are to be held by all Securityholders immediately after such recapitalization, reorganization or exchange in a complete liquidation pursuant to the rights and preferences set forth in the Partnership's constituent documents immediately prior to such recapitalization, reorganization or exchange, with each share of such securities having a "value" for such purposes equal to the price per share of sales to the public as part of such offering. Notwithstanding the immediately preceding sentence, and immediately following such recapitalization, reorganization or exchange, the holders of Class B Common Units and Class C Common Units, as the case may be, shall be allocated at least an aggregate minimum number of securities equal to (i) the aggregate price paid for such Class B Common Units or Class C Common Units, as the case may be, divided
                                                                       -------
     by (ii) the offering price of such securities to be offered in the IPO.
     --
     Each Securityholder hereby agrees that (if so requested by the Board or the Requisite Holders) it will consent to and vote for a recapitalization, reorganization or exchange of the existing equity securities of the Partnership into a single class of common stock of the Company that is consistent with the provisions described above and that the Board and the Requisite Holders find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization or exchange. Without limiting the generality of the foregoing, each holder of Securities hereby waives any dissenters rights, appraisal rights or similar rights in connection with such recapitalization, reorganization or exchange.

(2) Notwithstanding the foregoing, unless the Bain Group otherwise agrees, any such recapitalization, reorganization or exchange will be structured and implemented in the manner contemplated by Section 13.9 of the Partnership Agreement; provided that the shares of the common stock of the Company will
                --------
     be allocated among the Securityholders as described in paragraph (a) above. Notwithstanding anything else contained in this Agreement to the contrary, this Section 4(b) may not be amended without the prior written consent of the Bain Group (so long as it is a Securityholder).

(3) At least 45 days prior to the consummation of an IPO, the Board shall give notice of such event to the holders of the Partnership's Class B Preferred Units. In connection with such IPO, the holders of Class B Preferred Units shall have the opportunity, by providing notice to the Partnership not less than 30 days prior to such IPO, to elect to exchange up to $5,000,000 of Unreturned Capital of such Class B Preferred Units for a number of shares of the Company's common stock equal to the quotient of (i) $5,000,000 divided by (ii) 80% of the price to the public of the Company's common
     ------- --
     stock (rounded to the nearest whole share). In the event that the holders of the Class B Preferred Units elect to exchange such Class B Preferred Units for common stock, at the closing of the IPO, the holders of such Class B Preferred Units will receive such common stock in a manner described in Code Section 351 (or successor provision or a similar nonrecognition code provision) and such Class B Preferred Units will be cancelled.

(4) Subject to any restrictions in the Partnership's or its Subsidiaries' financing agreements and except to the extent Class B Preferred Units are exchanged for shares of the

     Company's common stock pursuant to Section 4(c) above, in connection with the IPO, the General Partner shall use its reasonable best efforts to make a distribution in cash to the holders of the Class B Preferred Units in an amount equal to the aggregate Unreturned Capital and Unpaid Yield as a complete redemption with respect to the Class B Preferred Units outstanding at such time (the "IPO Preferred Redemption"). In the event that the
                        ------------------------
     Partnership or its Subsidiaries are not permitted to consummate the IPO Preferred Redemption for any reason, the Partnership and the Bain Group, prior to the consummation of the IPO, shall cause the Registration Rights Agreement to be amended such that the Company common stock received in exchange for the Class B Preferred Units pursuant to Section 4(a) above shall receive priority on any secondary registrations of the Company's equity securities (as described in paragraph 2(d) of the Registration Rights Agreement), subject to the secondary registration priority previously granted to the Company common stock, if any, received in exchange for the Class A Preferred Units.

5.  Liquidity Event.
    --------------

(1) The Partnership shall seek to effectuate a Liquidity Event upon the request of a majority of the Bain Group (the "Majority Holder").
                                            ---------------

(2) From and after the time (if any) when the Partnership has informed each of the Securityholders that it desires to effectuate a Liquidity Event, the Partnership and each holder of Securities shall (i) cooperate in good faith to effectuate such Liquidity Event, and (ii) consent to and raise no objections against, and take all necessary or desirable actions in connection with, the consummation of such Liquidity Event, including those reasonably requested by the Seller (as defined below). Without limiting the generality of the foregoing, subject to the terms set forth in this
     Section 5, (i) each holder of Securities hereby waives any dissenters rights, appraisal rights or similar rights in connection with such Liquidity Event and (ii) if all or any portion of any such Liquidity Event is structured as a sale of securities, each holder of Securities shall agree to sell any or all of his or its securities and rights to acquire securities on the terms and conditions approved by the Board, if such Liquidity Event is being effectuated by the Board, or the Majority Holder, if such Liquidity Event is being effectuated by the Majority Holder. The Person seeking to effectuate such Liquidity Event is referred to herein as the "Seller".
          ------

(3) In connection with any Liquidity Event (whether by sale, merger, recapitalization, reorganization, consolidation, combination or otherwise) pursuant to this Section 5, each holder of Securities immediately prior to such Liquidity Event shall receive (on behalf of itself and, where applicable (e.g., the structure contemplated by Section 13.9 of the Partnership Agreement is implemented), its direct and indirect securityholders) the same form of consideration and the same portion of the aggregate consideration that such holder of Securities would have received if the aggregate consideration paid by the Buyer to all direct and indirect securityholders in connection with such Liquidity Event (the "Aggregate
                                                                   ---------
     Consideration") had been paid directly to the Partnership and then
     -------------
     distributed by the Partnership in a complete liquidation pursuant to the terms of the Partnership Agreement as in effect immediately prior to such Liquidity Event (and after giving effect to any transfer taxes payable in connection with such Liquidity Event, the amount of which will be paid directly to the persons owing such taxes). In furtherance thereof, each holder of then currently exercisable rights to acquire any class of Securities will be given an opportunity to either (A) exercise such rights prior to the consummation of such Liquidity Event and participate in such sale as holders of such class of Securities or (B) upon the consummation of such Liquidity Event, or at such other time agreed to by such holder, receive in exchange for (or, if applicable, upon the exercise of) such rights, the consideration contemplated to be received by such holder as a result of such Liquidity Event in the agreement or instrument pursuant to which such holder acquired such rights from the Partnership or, if no such consideration is contemplated thereby, the consideration such holder would have received if such holder exercised such rights prior to the consummation of such Liquidity Event less the amount such holder would have paid to the Partnership to exercise such rights. Each holder of Securities shall take all necessary or desirable actions in connection with the receipt of the Aggregate Consideration from such Liquidity Event as is requested by the Majority Holder to effectuate the foregoing.

(a) If the Partnership or the holders of the Partnership's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Securities which is not an accredited investor (as that term is defined in Rule 501 or any similar rule then in effect ("Rule 501") promulgated by the Securities
                                       --------
     and Exchange Commission) will, at the request of the Seller, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Seller. If any holder of Securities appoints a purchaser representative designated by the Seller, the Partnership will be responsible for the fees of the purchaser representative so appointed. If any holder of Securities declines to appoint the purchaser representative designated by the Seller, such holder will appoint another purchaser representative (reasonably acceptable to the Seller), and such holder will be responsible for the fees of the purchaser representative so appointed.

(4) The Partnership will pay the costs of any sale of Securities pursuant to a Liquidity Event to the extent such costs are incurred for the benefit of all holders of Securities and are not otherwise paid by the acquiring party, but including in any event the reasonable fees and disbursements of one counsel chosen by a majority of the Bain Group (so long as it is a Securityholder). Costs incurred by any holder of Securities on its own behalf will not be considered costs of the transaction hereunder.

(5) The provisions of this Section 5 shall terminate upon the consummation of a QPO or a Liquidity Event.

(6) Notwithstanding the foregoing provisions of this Section 5, unless the Bain Group otherwise agrees, any such Liquidity Event will be structured and implemented in the manner contemplated by Section 13.9 of the Partnership Agreement; provided that the Aggregate Consideration will be paid among the
                --------
     direct and indirect holders of Securities as described in paragraph (c) above. Notwithstanding anything else contained in this Agreement to the contrary, this Section 5(g) may not be amended without the prior written consent of the Bain Group (so long as they are Securityholders).

(7) Notwithstanding the foregoing provisions of this Section 5, the Partnership shall not effectuate a Liquidity Event unless the Class B Preferred Units are either redeemed by the Partnership in connection with such Liquidity Event, or sold in such Liquidity Event, for an amount equal to the aggregate Unreturned Capital and Unpaid Yield with respect to the Class B Preferred Units then outstanding.

(8) The Majority Holder shall provide Ray G. Anthony and the Carlisle Entities with notice of a Liquidity Event at least 5 days prior to the execution of a letter of intent or a definitive agreement to effectuate a Liquidity Event.

6.  Preemptive Rights.
    -----------------

          (a) Except as set forth in subparagraph (b) below, the Partnership and the General Partner will not issue, sell or otherwise transfer for consideration to the Bain Group or its Affiliates (an "Issuance") at any time prior to an
                                          --------
IPO, any Equity Securities or Membership Interests (the "Preemptive Interests")
                                                         --------------------
unless, at least 30 days and not more than 60 days prior to such issuance, the Partnership or the General Partner, as the case may be, notifies each Securityholder in writing of the Issuance (including the price, the purchasers thereof and the other terms thereof) and grants to each Securityholder, the right (the "Right") to subscribe for and purchase such Preemptive Interests
            -----
so issued at the same price and on the same terms as issued in the Issuance such that, after giving effect to the Issuance and exercise of the Right, the Preemptive Interests owned by such holder shall represent the same percentage of the outstanding Class A Common Units, Class L Common Units and Membership Interests as were owned by such holder prior to the Issuance on a fully diluted basis, or such lesser amount designated by such holder. The Right may be exercised by such holder at any time by written notice to the Partnership and the General Partner, received by the Partnership and the General Partner within 15 days after receipt by such holder of the notice from the Partnership and the General Partner referred to above. The closing of the purchase and sale pursuant to the exercise of the Right shall occur at least 10 days after the Partnership and the General Partner receive notice of the exercise of the Right and concurrently with the closing of the Issuance. In the event that the consideration received by the Partnership and the General Partner in connection with an Issuance is property other than cash, each Securityholder may, at its election, pay the purchase price for such additional securities in such property or solely in cash. In the event that any such holder elects to pay cash, the amount thereof shall be determined based on the fair value of the consideration received or receivable by the Partnership and/or the General Partner in connection with the Issuance.

          (b) Notwithstanding the foregoing, the Right shall not apply to issuances of equity securities (or securities convertible into or exchangeable for, or options to purchase, such units), pro rata to all holders of Common Units, as a dividend on, subdivision of or other distribution in respect of, the Common Units in accordance with the Partnership's Partnership Agreement, nor issuances of equity securities (or securities convertible into or exchangeable for, or options to purchase, such membership interests), pro rata to all holders of Membership Interests, as a dividend on, subdivision of or other distribution in respect of the Membership Interests in accordance with the General Partner's LLC Agreement.

          (c) The provisions of this paragraph 6 will terminate upon the consummation of an IPO.

7.  Change in General Partner.  Without the consent of all of the holders of
    -------------------------
Membership Interests (or other equity interests in a Successor General Partner described below), no Successor General Partner (as defined in the Partnership Agreement) will be elected by the Securityholders and admitted to the Partnership (and no successor general partner of any Subsidiary of the Partnership will be elected by the Securityholders and admitted to such Subsidiary) unless such Successor General Partner is a newly formed, single purpose entity with no other assets or liabilities, and each holder of Membership Units (or such other equity interests described above) is given an opportunity to purchase an ownership interest in such Successor General Partner equivalent in value, voting power and other rights and privileges to the ownership interest in the General Partner which such holder of Membership Interests (or such other equity interests described above) has in such General Partner at such time solely in exchange for such holder's Membership Interests (or such other equity interests described above), and the ownership interests in such Successor General Partner become subject to this Agreement as if such ownership interests were Membership Units. Further, the Securityholders will not elect to dissolve the General Partner or the Partnership (or any successor to such entity) in order to evade or avoid the restrictions set forth above, to remove a holder of Units or Membership Interests, or otherwise to defeat or evade the intent of this paragraph 7.

8.  Certain Definitions.
    -------------------

          "Affiliate" is defined in the Recapitalization Agreement.
           ---------

          "Bain Group" means the General Partner and Bain/ACR, L.L.C.
           ----------

          "Board" means the Board of Managers of the General Partner.
           -----

          "Carlisle Entities" means Carlisle Construction Co., Inc., Carlisle
           -----------------
Equipment, LLC, Carlisle Excavating, LLC, Greater Cincinnati Marine, LLC and Morehead Marine, LLC.

          "Class A Common Units" means (i) any Class A Common Units (as defined
           --------------------
in the Partnership Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the Class A Common Units referred to in clause
(i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class A Preferred Units" means (i) any Class A Preferred Units (as
           -----------------------
defined in the Partnership Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the Class A Preferred Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class B Common Units" means (i) any Class B Common Units (as defined
           --------------------
in the Partnership Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the Class B Common Units referred to in clause
(i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class B Preferred Units" means (i) any Class B Preferred Units (as
           -----------------------
defined in the Partnership Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the Class B Preferred Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class C Common Units" means (i) any Class C Common Units (as defined
           --------------------
in the Partnership Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the Class C Common Units referred to in clause
(i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class L Common Units" means (i) any Class L Common Units (as defined
           --------------------
in the Partnership Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the Class L Common Units referred to in clause
(i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Common Units" is defined in the Partnership Agreement.
           ------------

          "Executive Agreements" means each of the Executive Purchase Agreements
           --------------------
entered into from time to time by and among the Partnership, the General Partner, Bain/ACR, L.L.C. and certain of the executives of the Partnership and the General Partner.

          "Equity Securities" is defined in the Partnership Agreement.
           -----------------

          "General Partner" is defined in the preamble.
           ---------------

          "Indirect Owner" means with respect to each Person which is (i) a
           --------------
corporation or any similar entity, each shareholder and each Indirect Owner of such shareholder; (ii) a limited liability company or any similar entity, each member and each Indirect Owner of such member; (iii) a partnership (whether limited or general) or similar entity, each partner and each Indirect Owner of such partner; (iv) a trust or any similar entity, each beneficiary who has the legal right (or whose spouse has the present legal right) to demand a distribution of the trust's interest and each Indirect Owner of such beneficiary or such beneficiary's spouse (whether in such beneficiary's capacity as a beneficiary, trustee or otherwise and whether by revocation or amendment of such trust or otherwise).

          "IPO" has the meaning set forth in Section 4(a).
           ---

          "Liquidity Event" is defined in the Partnership Agreement.
           ---------------

          "LLC Agreement"means the Limited Liability Company Agreement of the
           -------------
General Partner, as such agreement may be modified or amended from time to time.

          "Membership Interests" means membership interests in the General
           --------------------
Partner.

          "Other Securities" means Securities owned by Securityholders that are
           ----------------
not a part of the Bain Group.

          "Partnership Agreement" means the Fifth Amended and Restated
           ---------------------
Partnership Agreement of the Partnership, as such agreement may be further modified or amended from time to time.

          "Preferred Units" means the Class A Preferred Units and Class B
           ---------------
Preferred Units of the Partnership.

          "Public Sale" means any sale of Securities to the public pursuant to
           -----------
an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

          "QPO" means a public offering either (a) where the Partnership (or its
           ---
successor entity) has received net proceeds of at least $75 million (measured as of the time of issuance) or (b) which includes Securities constituting at least 20% of the Partnership's (or its successor entity's) outstanding Securities (measured as of the date of determination).

          "Recapitalization Agreement" means that certain Amended and Restated
           --------------------------
Recapitalization Agreement, dated July 22, 1998, by and among the Partnership, Bain/ACR, L.L.C., ACR Management, L.L.C., Ray G. Anthony and the other parties signatory thereto, as amended from time to time.

          "Registration Rights Agreement" means that certain Registration Rights
           -----------------------------
Agreement, dated as of July 22, 1998, between the Partnership and its securityholders, as amended or modified from time to time.

          "Securities" means, collectively, Class A Common Units, Class B Common
           ----------
Units, Class C Common Units, Class L Common Units, Preferred Units, Membership Interests and any other equity interests of the Partnership or the General Partner, but explicitly excluding rights to acquire equity interests of the Partnership or the General Partner. As to any particular Securities, such units and membership interests shall cease to be Securities when they have been disposed of in a Public Sale or repurchased by the Partnership, the General Partner or any Subsidiary.

          "Securities Act" means the Securities Act of 1933, as amended, and
           --------------
applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Subsidiary" is defined in the Partnership Agreement.
           ----------

          "Unreturned Capital" is defined in the Partnership Agreement.
           ------------------

          "Unpaid Yield" is defined in the Partnership Agreement.
           ------------

9.  Amendment and Waiver.  Except as otherwise provided herein, no modification,
    --------------------
amendment or waiver of any provision of this Agreement shall be effective against the Partnership, the General Partner or the holders of Securities unless such modification, amendment or waiver is approved in writing by the holders of at least a majority of the Securities held by the Bain Group; provided that no
                                                              -------- ----
such amendment or modification that would adversely affect holders of one class or group of Securities in a manner different than holders of any other class or group of Securities (other than amendments and modifications in connection with the issuances of Equity Securities permitted by Section 3.6 of the Partnership Agreement) shall be effective against the holders of such class or group of Securities without the prior written consent of holders of at least a majority of Securities of such class or group adversely affected thereby. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

10.  Severability.  Whenever possible, each provision of this Agreement will be
     ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

11.  Entire Agreement.  This Agreement, those documents expressly referred to
     ----------------
herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

12.  Successors and Assigns.   Except as otherwise provided herein, this
     ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Partnership, the General Partner and their successors and permitted assigns and the Securityholders and any subsequent holders of Securities and the respective successors and permitted assigns of each of them, so long as they hold Securities. Neither the Partnership nor the General Partner may assign any of its obligations under this Agreement (other than in connection with a merger, consolidation or other form of reorganization permitted by other sections of this Agreement) without the prior written consent of a majority of the Bain Group.

13.  Counterparts.  This Agreement may be executed in separate counterparts each
     ------------
of which will be an original and all of which taken together will constitute one and the same agreement.

14.  Remedies.    Any Person having rights under any provision of this Agreement
     --------
shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

15.  Notices.  Any notice provided for in this Agreement will be in writing and
     -------
will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Partnership at the address set forth below and to any other recipient and to any subsequent holder of Securities subject to this Agreement at such address as indicated by the Partnership=s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Partnership's and General Partner's addresses are:

          To the Partnership:
          ------------------
          Anthony Crane Rental Holdings, L.P.
          1165 Camp Hollow Road
          West Mifflin, PA  15122
          Attention:   Ray G. Anthony

          To the General Partner:
          ----------------------
          ACR Management, L.L.C.
          c/o Bain Capital Inc.
          Two Copley Place
          Boston, MA  02116
          Attention:  Paul Edgerley
                  Joe Pretlow
                  Paige Daly

16.  Governing Law.  This Agreement shall be governed by, and construed in
     -------------
accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania. Any dispute relating hereto shall be heard in the state or federal courts of Pennsylvania, and the parties agree to jurisdiction and venue therein.

17.  Descriptive Headings; Interpretation.  The descriptive headings of this
     ------------------------------------
Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. The use of the words "or," "either" and "any" shall not be exclusive.

18.  No  Strict Construction. The parties hereto have participated jointly in
     -----------------------
the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

19.  Issuances of Additional Securities.  Notwithstanding anything contained
     ----------------------------------
herein to the contrary, neither the Partnership nor the General Partner shall issue any securities of the same type as any Securities held by any Securityholder to any recipient that is not a party hereto (other than in connection with a public offering of the Partnership's equity securities registered under the Securities Act) unless the recipient thereof executes the agreements that such recipient would be required to execute pursuant to Section 3 if such recipient were a transferee of such securities, thereby becoming a party hereto and thereto, prior to, or concurrently with, receiving securities
of the Partnership or the General Partner.   Any issuance or attempted issuance
in violation of any provision of this Agreement shall be void, and neither the Partnership nor the General Partner shall record such issuance on its books or treat any purported recipient of such securities as the owner of such securities for any purpose.


                                 * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Securityholders Agreement as of the day and year first above written.


                         ANTHONY CRANE RENTAL HOLDINGS, L.P.

                         By:  ACR Management, L.L.C.
                         Its:  General Partner

                         By:
                             -------------------------------------------
                         Its:
                             -------------------------------------------


                         ACR MANAGEMENT, L.L.C.

                         By:
                             -------------------------------------------

                         Its:
                             -------------------------------------------


                         BAIN/ACR, L.L.C.


                         By:
                             -------------------------------------------

                         Its:
                             -------------------------------------------


                         ANTHONY IRON AND METAL COMPANY

                         By:
                             -------------------------------------------
                              A General Partner


                         CARLISLE CONSTRUCTION CO., INC.


                         By:
                             -------------------------------------------

                         Its:
                             -------------------------------------------

Continuation of signature page to
the Amended and Restated
Securityholders Agreement



                         ---------------------------------------------------
                         Bryan Carlisle



                         ---------------------------------------------------
                         Robert Carlisle



                         ---------------------------------------------------
                         Gary Strassel



                         ---------------------------------------------------
                         Bruce Lott



                         ---------------------------------------------------
                         Gary Hoffman



                         ---------------------------------------------------
                         Bert Adams

Continuation of signature page to
the Amended and Restated
Securityholders Agreement

                         ---------------------------------------------------
                         David W. Mahokey

                         ---------------------------------------------------
                         Arthur J. Innamorato

                         ---------------------------------------------------
                         Albert C. Bove

                         ---------------------------------------------------
                         William B. Kania

                         ---------------------------------------------------
                         Dale Buckwalter

                         ---------------------------------------------------
                         Richard Ferchak, Sr.

                         ---------------------------------------------------
                         Ray Graham

                         ---------------------------------------------------
                         Joseph Connelly

                         ---------------------------------------------------
                         Mike Corn

                         ---------------------------------------------------
                         Richard Rossi

                         ---------------------------------------------------
                         Frank Hanjorgiris